Exhibit 99.1

SunGard Data Systems Inc.

Consolidated Statements of Operations

(in millions)

	Three Months Ended Dec. 31, 2008
	As Originally Reported	Adjustment	As Adjusted
Revenue:
Services	$1,404	$—	$1,404
License and resale fees	134	—	134

Total products and services	1,538	—	1,538
Reimbursed expenses	5	—	5

	1,543	—	1,543

Costs and expenses:
Cost of sales and direct operating	720	—	720
Sales, marketing and administration	336	—	336
Product development	67	—	67
Depreciation and amortization	71	—	71
Amortization of acquisition-related intangible assets	154	—	154
Goodwill impairment and merger costs	130	—	130

	1,478	—	1,478

Income from operations	65	—	65
Interest income	5	—	5
Interest expense and amortization of deferred financing fees	(166)	—	(166)
Other expense	(27)	(17)	(44)

Loss before income taxes	(123)	(17)	(140)
Income tax expense (benefit)	51	(4)	47

Net loss	$(174)	$(13)	$(187)

SunGard Data Systems Inc.

Consolidated Statements of Operations

(in millions)

	Twelve Months Ended Dec. 31, 2008
	As Originally Reported	Adjustment	As Adjusted
Revenue:
Services	$5,083	$—	$5,083
License and resale fees	369	—	369

Total products and services	5,452	—	5,452
Reimbursed expenses	144	—	144

	5,596	—	5,596

Costs and expenses:
Cost of sales and direct operating	2,744	—	2,744
Sales, marketing and administration	1,151	—	1,151
Product development	308	—	308
Depreciation and amortization	278	—	278
Amortization of acquisition-related intangible assets	515	—	515
Goodwill impairment and merger costs	130	—	130

	5,126	—	5,126

Income from operations	470	—	470
Interest income	18	—	18
Interest expense and amortization of deferred financing fees	(599)	—	(599)
Other expense	(76)	(17)	(93)

Loss before income taxes	(187)	(17)	(204)
Income tax expense (benefit)	42	(4)	38

Net loss	$(229)	$(13)	$(242)

See Notes to Consolidated Condensed Financial Information.

SunGard Data Systems Inc.

Consolidated Condensed Balance Sheets

(in millions)

	Dec. 31, 2008
	As Originally Reported	Adjustment	As Adjusted
Assets:
Current:
Cash and cash equivalents	$975	$—	$975
Accounts receivable, net	782	—	782
Clearing broker assets	309	—	309
Prepaid expenses and other current assets	140	4	144
Retained interest in accounts receivable sold	302	(17)	285

Total current assets	2,508	(13)	2,495
Property and equipment, net	898	—	898
Software products, net	1,159	—	1,159
Customer base, net	2,616	—	2,616
Other assets, net	1,282	—	1,282
Goodwill	7,328	—	7,328

Total Assets	$15,791	$(13)	$15,778

Liabilities and Stockholder's Equity:
Current:
Short-term and current portion of long-term debt	$322	$—	$322
Accounts payable and accrued expenses	973	(12)	961
Clearing broker liabilities	310	—	310
Deferred revenue	977	—	977

Total current liabilities	2,582	(12)	2,570
Long-term debt	8,553	—	8,553
Deferred income taxes	1,584	8	1,592

Total liabilities	12,719	(4)	12,715
Stockholder's equity	3,072	(9)	3,063

Total Liabilities and Stockholder's Equity	$15,791	$(13)	$15,778

See Notes to Consolidated Condensed Financial Information.

SunGard Data Systems Inc.

Notes to Consolidated Condensed Financial Information

Note 1. Reconciliation of Income from Operations to Adjusted Income from Operations

Adjusted income from operations represents income from operations adjusted for amortization of acquisition-related intangible assets, goodwill impairment charges, merger costs, adjustments for deferred revenue, stock-based compensation expense and management fee expense. Adjusted income from operations is not a recognized term under generally accepted accounting principles (GAAP). Adjusted income from operations does not represent income from operations, as that term is defined under GAAP, and should not be considered as an alternative to income from operations as an indicator of our operating performance. We have included information concerning adjusted income from operations because we use such information when evaluating income from operations to better evaluate the underlying performance of the Company. Adjusted income from operations as presented herein is not necessarily comparable to similarly titled measures. The following is a reconciliation between adjusted income from operations and income from operations, the GAAP measure we believe to be most directly comparable to adjusted income from operations.

	Three Months Ended Dec. 31, 2008
(in millions)	As Originally Reported	Adjustment	As Adjusted
Income from operations	$65	$—	$65

Amortization of acquisition-related intangible assets	154	—	154
Goodwill impairment charge	128	—	128
Merger costs	2	—	2
Purchase accounting adjustments	11	—	11
Stock-based compensation and other costs	23	—	23

Adjusted income from operations	$383	$—	$383

	Twelve Months Ended Dec. 31, 2008
(in millions)	As Originally Reported	Adjustment	As Adjusted
Income from operations	$470	$—	$470

Amortization of acquisition-related intangible assets	515	—	515
Goodwill impairment charge	128	—	128
Merger costs	2	—	2
Purchase accounting adjustments	43	—	43
Stock-based compensation and other costs	57	—	57

Adjusted income from operations	$1,215	$—	$1,215

SunGard Data Systems Inc.

Notes to Consolidated Condensed Financial Information

Note 2. Reconciliation of Net Loss to EBITDA and Reconciliation of EBITDA to Adjusted EBITDA

EBITDA represents net income (loss) before interest expense, income taxes, depreciation and amortization and goodwill impairment. Adjusted EBITDA is defined as EBITDA further adjusted to give effect to certain items that are required in calculating covenant compliance under our senior and senior subordinated notes as well as under our senior secured credit facilities, which were entered into in August 2005 and our senior notes entered into in September 2008. Adjusted EBITDA is calculated by subtracting from or adding to EBITDA items of income or expense described below. EBITDA and Adjusted EBITDA are not recognized terms under generally accepted accounting principles, or GAAP. EBITDA and Adjusted EBITDA do not represent net income (loss), as that term is defined under GAAP, and should not be considered as an alternative to net income (loss) as an indicator of our operating performance. Additionally, EBITDA and Adjusted EBITDA are not intended to be measures of free cash flow available for management or discretionary use as such measures do not consider certain cash requirements such as capital expenditures (including capitalized software expense), tax payments and debt service requirements. SunGard considers EBITDA and Adjusted EBITDA to be key indicators of our ability to pay our debt. EBITDA and Adjusted EBITDA as presented herein are not necessarily comparable to similarly titled measures. The following is a reconciliation of EBITDA and Adjusted EBITDA to net income (loss), the GAAP measure we believe to be most directly comparable to EBITDA and Adjusted EBITDA. Further information regarding this reconciliation is included in our periodic filings with the U.S. Securities and Exchange Commission.

	Three Months Ended Dec. 31, 2008
(in millions)	As Originally Reported	Adjustment	As Adjusted
Net loss	$(174)	$(13)	$(187)
Interest expense, net	161	—	161
Income tax expense (benefit)	51	(4)	47
Depreciation and amortization	225	—	225
Goodwill impairment charge	128	—	128

EBITDA	391	(17)	374
Purchase accounting adjustments	11	—	11
Non-cash charges	13	—	13
Unusual or non-recurring charges	34	—	34
Pro forma expense savings related to acquisitions	—	4	4
Other	45	—	45

Adjusted EBITDA—senior secured credit facilities	494	(13)	481
(Gain) Loss on sale of receivables	(5)	17	12

Adjusted EBITDA—senior notes due 2013 and 2015 and senior subordinated notes due 2015	$489	$4	$493

	Twelve Months Ended Dec. 31, 2008
(in millions)	As Originally Reported	Adjustment	As Adjusted
Net loss	$(229)	$(13)	$(242)
Interest expense, net	581	—	581
Income tax expense (benefit)	42	(4)	38
Depreciation and amortization	793	—	793
Goodwill impairment charge	128	—	128

EBITDA	1,315	(17)	1,298
Purchase accounting adjustments	39	—	39
Non-cash charges	35	—	35
Unusual or non-recurring charges	68	—	68
Acquired EBITDA, net of disposed EBITDA	57	—	57
Pro forma expense savings related to acquisitions	—	17	17
Other	76	—	76

Adjusted EBITDA—senior secured credit facilities	1,590	—	1,590
Loss on sale of receivables	8	17	25

Adjusted EBITDA—senior notes due 2013 and 2015 and senior subordinated notes due 2015	$1,598	$17	$1,615